Key Money Market Mutual Fund

ANNUAL REPORT
November 30, 1996

KeyFunds logo


Key Mutual Funds is a series investment company consisting of several different portfolios, one of which, the Key Money Market Mutual Fund (the "Fund"), is included in this annual report. Spears, Benzak, Salomon & Farrell, Inc. ("SBSF"), an indirect wholly-owned subsidiary of KeyCorp, is the investment adviser to the Fund. SBSF and Key Trust Company of Ohio, N.A., the Fund's custodian and also a subsidiary of KeyCorp, receive fees from the Fund for their services. The Fund is distributed by BISYS Fund Services, which is not affiliated with SBSF, KeyCorp, any KeyBank or its affiliates.

Shares of the Fund are not deposits or other obligations of, or guaranteed or endorsed by SBSF, any KeyBank, any of their affiliates or any other bank. Shares of the Fund are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. An investment in mutual fund shares is subject to investment risks, including the possible loss of the principal amount invested.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares and other information.

KeyFunds logo


Board of Directors

Edward P. Campbell, Director
President of Nordson Corporation
Westlake, Ohio

Eugene J. McDonald, Director
Executive Vice President for Asset Management of
Duke University and President of Duke Management Co.
Durham, North Carolina

Frank A. Weil, Director and Non-Executive Chairman
Chairman and Chief Executive Officer of
Abacus Associates, Inc.
New York, New York

Leigh A. Wilson, Director and President
Chairman and Chief Executive Officer of
Glenleigh International Limited
New York, New York


Letter to Our Shareholders

Dear Shareholders:

We are pleased to provide you with the annual report for the Key Money Market Mutual Fund's fiscal year ended November 30, 1996. This period has seen a remarkably good investment climate, although uncertainty about interest rate movements introduced some volatility into the markets. In the pages that follow, your portfolio manager discusses the investment strategy employed and performance of the Fund. This commentary, along with the related financial data, provide comprehensive information about your investment in the Fund.

Assets in the Key Money Market Mutual Fund increased approximately 93% over the past year, a strong indication of your confidence in our investment capabilities. The Fund's investment performance is achieved with a commitment to maintaining the highest credit quality standards. The Fund was recently awarded a AAAm credit rating by Standard & Poor's. This rating is based upon the Fund's historical credit quality, market price exposure and management. It signifies that the Fund's safety is excellent and that it has a superior capacity to maintain a $1.00 net asset value per share.

We would like to share with you some recent product innovations of the KeyFunds designed to expand the scope of investment products available to investors with different risk profiles. Called the KeyChoice Funds, these "funds of funds" pursue their investment objectives by investing in a specific mix of mutual funds. The underlying portfolios for the KeyChoice Funds include portfolios of the Key Mutual Funds and an affiliated fund group, the Victory Funds, which are also advised by a subsidiary of KeyCorp.

The following three KeyChoice Funds became available at the start of the 1997 calendar year:

KeyChoice Growth Fund--seeks to provide growth of capital. The Fund pursues its objective by investing primarily in stock funds.

KeyChoice Moderate Growth Fund--seeks to provide growth of capital combined with a moderate level of current income. The Fund pursues its objective by investing primarily in stock funds and, to a lesser extent, in bond funds.

KeyChoice Income and Growth Fund--seeks to provide current income combined with moderate growth of capital. This Fund invests primarily in bond funds and, to a lesser extent, in stock funds.

For more information about the KeyChoice Funds, including charges and expenses, request a prospectus by calling 1-800-KEY-FUND. Please read the prospectus carefully before investing or sending money.

We encourage you to read the annual report carefully and to respond to us with your comments. Thank you for choosing to invest in the KeyFunds.

/S/Leigh A. Wilson

Leigh A. Wilson
President, The KeyFunds

January 15, 1997


Investment Review and Economic Outlook

The past year witnessed a stable economy growing at a moderate pace, although second quarter 1996 saw the Gross Domestic Product pick up to a hefty annualized rate of 4.7%. A slowdown in the third quarter more or less evened out the scenario, and the good news in the midst of all this was the slow pace of inflation.

The Labor Market
Job growth was one of the brightest stars in the economy this past year, helping to drive unemployment to a seven-year low of 5.1%. Reflecting the tight market, average hourly earnings nudged to its highest rate of increase in the current expansion. This helped boost consumer confidence throughout 1996.

Corporate Profitability
Competitive forces have prevented most companies from passing on higher wage costs to the final consumer in the form of higher prices, thereby squeezing profit margins and keeping inflation low.

Our Economic Forecast
We believe the sluggish profit growth of 1996 could lead to fewer new jobs and higher unemployment in 1997, which could in turn depress income growth and limit consumption. As a result, we believe real GDP growth is likely to slow to 1%-2%, with a bias towards the lower end of this range. Despite higher labor costs, inflation should moderate a bit, and we expect that the Consumer Price Index will be 2.7%, give or take a few basis points, throughout the next 12-18 months.

Interest Rates
Should our economic scenario prove correct, long-term interest rates are likely to move lower in fiscal 1997, establishing a new range of 6.25% to 7.0%. Short interest rates have room to move lower as well, and we believe the Federal Reserve may lower interest rates sometime in the first half of the year. Keeping in mind that 1996 was the sixth year of the current economic expansion, 1997 is likely to be a period of continued volatility as the market waits for a slowing economy.

What were the economic conditions affecting the money markets this year? Economic viewpoints underwent a significant change as the year progressed, from expectations of slower growth and declining interest rates to robust growth and increased rates. Economic strength was evidenced by stronger consumer confidence levels, tight labor market conditions, strong housing activity and industrial production. Inflationary pressure did not manifest itself in the form of consumer or producer price increases (as measured by the CPI and PPI). Acceptable levels of these price indices supported a stable monetary policy.

How did you structure the Fund to respond to these conditions?
At the beginning of the year the expectation was for slower growth, so our efforts were directed at extending the weighted average maturity of the Fund to lock in higher fixed rates. As economic viewpoints changed, we moved to a more neutral position and finally closed the year with a relatively shorter average weighted maturity.

Why was this done?
Any change in monetary policy can have an immediate impact on a money market portfolio. A shorter weighted average maturity enables us to reinvest cash from maturing securities in order to capture higher interest rates.

How did the Fund perform as a result of these moves?
The Fund lagged more aggressively invested funds for the first half of its fiscal year ended November 30, 1996 primarily because it was invested conservatively in U.S. Treasury bills. The Fund has since expanded the type of investments included in it's portfolio to include U.S. government agency securities and repurchase agreements backed by U.S. government securities. This strategy has helped the Fund provide a more competitive return, without sacrificing credit quality.

What are your expectations going forward?
We expect the Federal Reserve will maintain lower interest rates in early 1997, however, as economic data are released, we will assess market sentiment and position the Fund accordingly




Annual Report Performance Information
As of November 30, 1996

Key Money Market Mutual Fund
Yields And Performance
Seven-day Yield                4.67%
Seven-day Effective Yield      4.78%
One Year Total Return          4.65%


During the year ended November 30, 1996, the Fund received waivers and reimbursements of certain expenses. If such waivers and reimbursements had not occurred, the Fund's seven-day yield, seven-day effective yield and total return for the year would have been 4.27%, 4.36% and 4.37%, respectively.



Key Money Market Mutual Fund Maturity Schedule
Less than 30 days               74.3%
31-60 days                      12.1%
Greater than 90 days            13.6%
                               100.0%
Weighted Average Maturity      35 Days


The performance data quoted represents past performance and is not indicative of future results. Yields will fluctuate with market conditions. There can be no assurance that the Key Money Market Mutual Fund will be able to maintain a stable net asset value of $1.00 per share. An investment in the Key Money Market Mutual Fund is neither insured nor guaranteed by the U.S. government.

The Fund's Maturity Schedule presented may not be representative of current or future investment strategies. Fund strategies may change at any time.

Note: The views expressed in this Investment Review and Economic Outlook are through January 15, 1997 and are subject to change at any time based on market and other conditions.



Key Money Market Mutual Fund
November 30, 1996
Statement of Investments
PRINCIPAL AMOUNT                                        AMORTIZED COST
U.S. TREASURY BILLS<F2>--47.2%
$  240,000    5.010%, 12/12/96                          $      239,633
 1,000,000    5.015%, 12/12/96                                 998,468
    90,000    5.040%, 12/12/96                                  89,861
   100,000    5.045%, 12/12/96                                  99,846
   750,000    5.085%, 12/12/96                                 748,835
 9,000,000    5.095%, 12/19/96                               8,977,072
 5,000,000    5.120%, 12/19/96                               4,987,200
 1,750,000    5.130%, 12/19/96                               1,745,511
 2,000,000    5.150%, 12/19/96                               1,994,850
              Total U.S. Treasury Bills
                (Cost $19,881,276)                          19,881,276

U.S. TREASURY NOTE--11.9%
 5,000,000    6.625%,  3/31/97
                (Cost $5,021,583)                            5,021,583

U.S. GOVERNMENT AGENCIES--28.3%
Federal Home Loan Bank<F2>--8.3%
 2,000,000    5.180%, 12/12/96                               1,996,834
 1,500,000    5.210%,  1/24/97                               1,488,278
              Total Federal Home Loan Bank
                (Cost $3,485,112)                            3,485,112

Federal Home Loan Mortgage Corp.<F2>--9.4%
 2,000,000    5.210%, 12/11/96                               1,997,106
 2,000,000    5.210%, 12/11/96                               1,997,105
              Total Federal Home Loan
                Mortgage Corp.
                (Cost $3,994,211)                            3,994,211

Federal National Mortgage Assoc.<F2>--10.6%
 1,490,000    5.390%, 12/04/96                               1,490,000
 3,000,000    5.220%,  1/17/97                               2,979,555

              Total Federal National
                Mortgage Assoc.
                (Cost $4,469,555)                            4,469,555

              Total U.S. Government Agencies
                (Cost $11,948,878)                          11,948,878

Total Investments
  (Cost $36,851,737)<F1>                     87.4%          36,851,737
Other assets, net of other liabilities       12.6%           5,307,300
                                            100.0%      $   42,159,037


<F1>At November 30, 1996, the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes.
<F2>Rate shown represents annualized yield on date of purchase.

See accompanying Notes to Financial Statements



November 30, 1996
Statement of Assets and Liabilities
ASSETS
  Investment in securities, at value                                               $36,851,737
  Cash                                                                                   3,472
  Receivable for Fund shares sold                                                      293,712
  Receivable for securities sold                                                     5,021,917
  Interest receivable                                                                   99,529
  Prepaid expenses                                                                      34,268
    Total Assets                                                                    42,304,635

LIABILITIES
  Payable for Fund shares redeemed                                                      24,440
  Due to administrator--Note 3(a)                                                        8,872
  Accrued expenses and other liabilities                                               112,286
    Total Liabilities                                                                  145,598

NET ASSETS--Applicable to 42,159,793 shares of common stock outstanding
  (2.925 billion shares authorized)                                                $42,159,037

NET ASSET VALUE AND REDEMPTION VALUE PER SHARE                                           $1.00

IDENTIFIED COST OF INVESTMENT SECURITIES                                           $36,851,737

ANALYSIS OF NET ASSETS
  Paid-in capital                                                                  $42,159,037

NET ASSETS                                                                         $42,159,037

See accompanying Notes to Financial Statements.




For the Year Ended November 30, 1996
Statement of Operations
INVESTMENT INCOME
  Interest Income                                                                   $1,353,722

  Expenses:
    Investment advisory fees--Note 3(a)                                                 64,632
    Administration fees--Note 3(a)                                                      64,632
    Transfer agent fees                                                                 18,388
    Professional fees                                                                   24,466
    Custodian fees--Note 3(d)                                                           10,662
    Directors' fees and expenses--Note 3(b)                                              3,107
    Shareholder reports                                                                 12,617
    Shareholder servicing fees--Note 3(c)                                                3,246
    Federal and state registration fees                                                 13,941
    Miscellaneous                                                                       20,865

      Total Expenses                                                                   236,556

    Less fee waivers and reimbursements--Note 3:
      Advisory fees                                        (64,632)
      Shareholder servicing fees                            (3,246)
      Miscellaneous                                         (3,625)                    (71,503)

      Total Expenses after fees waived                                                 165,053

NET INVESTMENT INCOME AND NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      $1,188,669

See accompanying Notes to Financial Statements.




For the Years Ended November 30, 1996 and 1995
Statements of Changes in Net Assets
                                                                          1996           1995
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income                                                   $ 1,188,669    $ 1,344,444

DIVIDENDS TO SHAREHOLDERS FROM
  Net investment income                                                    (1,188,669)    (1,344,444)

CAPITAL STOCK TRANSACTIONS (at $1.00 per share)
  Proceeds from sales of shares                                            85,243,127     43,066,229
  Reinvestment of dividends--Note 2(c)                                      1,066,504      1,297,266
                                                                           86,309,631     44,363,495

  Cost of shares redeemed                                                 (65,998,933)   (51,120,858)
  Net increase (decrease) in net assets from capital stock transactions    20,310,698     (6,757,363)

    Total increase (decrease) in net assets                                20,310,698     (6,757,363)


NET ASSETS
  Beginning of period                                                      21,848,339     28,605,702
  End of period                                                           $42,159,037    $21,848,339

See accompanying Notes to Financial Statements.




Financial Highlights
FISCAL YEAR ENDED NOVEMBER 30,
                                                     1996        1995        1994        1993        1992
Per Share Operating Performance
Net asset value, beginning of period                 $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000
  Net investment income                                0.047       0.051       0.034       0.026       0.034

Total from investment operations                       0.047       0.051       0.034       0.026       0.034
Less dividends from net investment income             (0.047)     (0.051)     (0.034)     (0.026)     (0.034)

Net asset value, end of period                       $ 1.000     $ 1.000     $ 1.000     $ 1.000     $ 1.000

Total investment return                                +4.65%      +5.26%      +3.37%      +2.61%      +3.48%

Ratios and Supplemental Data
Net assets at end of period (in thousands)           $42,159     $21,848     $28,606     $16,222     $12,531
Ratio of expenses to average net assets                 0.64%       0.63%       0.59%       0.55%       0.72%
Ratio of net investment income to
  average net assets                                    4.59%       5.15%       3.35%       3.16%       4.20%
Decrease reflected in above expense
  ratios due to fee waivers and reimbursements          0.28%       0.25%       0.25%       0.25%       0.25%

See accompanying Notes to Financial Statements




Key Money Market Mutual Fund
Notes to Financial Statements

Note 1
General
Key Mutual Funds (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Company, incorporated in Maryland on May 26, 1983 under the name SBSF Funds, Inc., is currently doing business under the name "Key Mutual Funds." The Company is a series company currently issuing capital stock of several different investment portfolios one of which, the Key Money Market Mutual Fund (the "Fund"), is included in this annual report. The Company has 25 billion shares of $.01 par value capital stock authorized. Prior to July 12, 1996, the Fund was known as SBSF Money Market Fund. On November 30, 1996 the Fund had three shareholders which owned approximately 50% of the outstanding shares of the Fund. The investment objective of the Fund is to provide high current income to the extent consistent with the preservation of capital. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, as well as repurchase agreements with respect to such securities.

Note 2
Significant Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires the Administrator to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

(a) Investment Valuation
The Fund values its portfolio securities at 2:00 p.m. (Eastern Time) on each business day of the Fund at amortized cost, which approximates market value.

(b) Securities Transactions and Investment Income
Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost method. Interest income is recognized on the accrual basis. Discounts on debt securities are accreted to interest income over the life of the security with a corresponding increase in the security's cost basis. Premiums on debt securities are amortized over the life of the security with a corresponding decrease to the security's cost basis.

(c) Dividends to Shareholders
Dividends payable to shareholders are recorded by the Fund on the ex-dividend date. The Fund declares dividends daily from net investment income; such dividends are paid monthly. Distributions from net realized capital gains, offset by loss carryovers, if any, are declared and paid annually. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences may be considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

(d) Expenses
Assets, liabilities and operations are accounted for separately by each investment portfolio of the Company. Expenses directly attributable to the Fund are charged to the Fund's operations; expenses which are applicable to the several investment portfolios of the Company are allocated among them in relation to the net assets of each investment portfolio or on another reasonable basis.

(e) Repurchase Agreements
The Fund purchases, and its custodian takes possession of, U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date, generally the next business day, at an agreed upon higher repurchase price. The Fund requires the maintenance of collateral with a market value at least equal to the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Note 3
Investment Advisory and Administration Fees and Transactions with Affiliates

(a) Investment Advisory and Administration Fees
Spears, Benzak, Salomon & Farrell, Inc., the Fund's investment adviser (the "Adviser" or "SBSF"), is a wholly owned subsidiary of KeyCorp Asset Management Holdings, Inc. (KAMHI) and an indirect wholly owned subsidiary of KeyBank National Association (formerly Society National Bank, N.A.) and KeyCorp, a financial services holding company.

Pursuant to an Investment Advisory Agreement between the Adviser and the Company, on behalf of the Fund, the Fund pays fees to the Adviser monthly, at the annual rate of 0.25% of the average daily net assets of the Fund. The Investment Advisory Agreement further provides that if in any fiscal year the aggregate expenses of the Fund, excluding interest, taxes, brokerage commissions and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Adviser will reimburse the Fund for the excess expense to the extent required by such state laws. During the year ended November 30, 1996, advisory fees incurred by the Fund amounted to $64,632, the entire amount of which was voluntarily waived by the Adviser. This voluntary waiver may be terminated at any time.

Prior to April 1, 1996, SBSF, in addition to serving the Fund as Adviser, served as Administrator to the Fund pursuant to an Administration Agreement. For services rendered by SBSF and related expenses borne by SBSF as Administrator, the Fund was obligated to pay SBSF a fee, computed daily and payable monthly, based on the average daily net assets of the Fund at an annual rate of 0.25 of 1% of the first $50 million; 0.15 of 1% of the next $50 million; and 0.05 of 1% of such net assets in excess of $100 million. Such fees paid to SBSF during the period from December 1, 1995 through March 31, 1996 amounted to $22,722.

Concord Holding Corporation ("Concord''), a wholly-owned subsidiary of the BISYS Group, Inc., served as Administrator to the Fund (the "Administrator") during the period from April 1, 1996 through July 11, 1996 pursuant to an Administration Agreement. In this capacity, Concord provided facilities, equipment, statistical and research data, clerical services, fund accounting and internal compliance services and personnel necessary to carry out all administrative services required for the operation of the business affairs of the Fund. For services rendered by Concord and related expenses borne by Concord as Administrator, the Fund was obligated to pay Concord a fee, computed daily and payable monthly, based on the average daily net assets of the Fund at an annual rate of 0.25 of 1% of the first $50 million and 0.15 of 1% of such net assets in excess of $50 million. Such fees paid to Concord during the period from April 1, 1996 through July 11, 1996 amounted to $15,349. Pursuant to its authority to delegate its responsibilities under the Administration Agreement, Concord entered into a Sub-Administration Agreement with SBSF whereby SBSF performed certain sub-administrative and fund accounting services for the Fund at the expense of Concord.

On July 12, 1996, BISYS Fund Services Limited Partnership, operating under the name BISYS Fund Services ("BISYS") assumed responsibilities as Administrator to the Fund. The service and fee arrangements under the new Administration Agreement with BISYS are substantially similar to the previous agreement with Concord. During the period from July 12, 1996 through November 30, 1996, such fees amounted to $26,561. SBSF continues to serve as Sub-Administrator pursuant to a new Sub-Administration Agreement with BISYS dated July 12, 1996. On July 1, 1996, BISYS succeeded Concord Financial Group, Inc. as distributor (the "Distributor") of the Fund's capital stock, for which it receives no compensation.

(b) Directors' Fees
Fees of $7,500 per annum, and $750 per meeting, are paid to each director of the Company.

(c) Distribution Plan and Shareholder Servicing Plan
Prior to July 12, 1996, pursuant to a plan of distribution adopted under Rule 12b-1 under the Act, the Fund was permitted to make payments for certain distribution related expenses and to compensate or reimburse brokers, dealers and others in connection with sales of Fund shares and service to shareholder accounts in an amount up to 0.25% of the average daily net asset value of shares of the Fund on an annualized basis. No payments were made by the Fund under this plan during the period ended July 11, 1996. On July 12, 1996, the Company implemented a revised distribution plan for the Fund (the "Distribution Plan"). Separate payments are not currently authorized under the Distribution Plan except to the extent that any portion of fees paid under a Shareholder Servicing Plan (described below) are subsequently deemed to be for services primarily intended to result in the sale of Fund shares.

Also on July 12, 1996, the Company implemented a Shareholder Servicing Plan under which the Fund may pay fees of up to an annual rate of 0.25% of its average daily net assets in connection with the personal service and the maintenance of accounts holding the shares of the Fund. Such agreements may be entered into between the Company, on behalf of the Fund, and various shareholder servicing agents including the Distributor and affiliates of KeyCorp and the Adviser. During the period ended November 30, 1996, the Fund incurred shareholder servicing fees of $3,246 and miscellaneous expenses of $3,625 which were reimbursed by the Distributor.

(d) Custodian Fees
Key Trust Company of Ohio, N.A. ("Key Trust"), a subsidiary of KeyCorp and an affiliate of the Adviser, is the custodian for the Fund's cash and securities. Custodian fees, as reflected in the accompanying statement of operations, represent fees paid by the Fund to Key Trust for services it performs as custodian.

Note 4
Federal Income Tax Status
It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. Each investment portfolio of the Company is treated as a separate entity for thepurpose of determining such compliance.


Report of Independent Accountants

To the Board of Directors and Shareholders of Key Mutual Funds (SBSF Funds, Inc.):

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Key Money Market Mutual Fund, one of the portfolios of Key Mutual Funds ((SBSF Funds, Inc.), hereafter referred to as the "Fund") at November 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at November 30, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/S/Price Waterhouse LLP

PRICE WATERHOUSE LLP
New York, New York
January 15, 1997


Notice to Shareholders (Unaudited)

The Fund has designated 90.6% of its income for the fiscal year ended November 30, 1996 as having been derived from direct obligations of the U.S. government. In addition, investments in direct obligations of the U.S. government constituted more than 75% of the Fund's assets at the end of each of its fiscal quarters during 1996.

For the calendar year ended December 31, 1996, 83.4% of dividends paid to shareholders of the Fund, as reported on Form 1099, were derived from direct obligations of the U.S. government. Such dividends may be exempt from state personal income taxes and shareholders should consult their personal tax advisers in order to determine if such exemption applies in their state of residence.


Key Money Market Mutual Fund

Investment Adviser and Sub-Administrator
Spears, Benzak, Salomon & Farrell, Inc.
45 Rockefeller Plaza
New York, New York 10111

Counsel
Morrison & Foerster LLP
2000 Pennsylvania Avenue, N.W.
Washington, DC 20006

Independent Accountants
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

Custodian
Key Trust Company of Ohio, N.A.
127 Public Square
Cleveland, Ohio 44114

Transfer Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110-2875

Administrator and Distributor
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219-3035

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Money Market 2KF/MMMF-AR (1/97)